                                                                EXHIBIT 4.2



                              CELL PATHWAYS, INC.
              Incorporated under the laws of the State of Delaware

 COMMON STOCK                                                    COMMON STOCK
PAR VALUE $.01                                                CUSIP 15114R 10 0
                                            See Reverse for Certain Definitions

     This certifies that






     is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                              Cell Pathways, Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                               [SEAL OF DELAWARE]
                                      1998


Countersigned and Registrant:
BANKBOSTON, N.A.

Transfer Agent and Registrar


Authorized Signature

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                              CELL PATHWAYS, INC.

     THIS CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common

UNIF GIFT MIN ACT --                  Custodian
                     --------------------------------------------
                        (Cust)                      (Minor)

                     under Uniform Gifts to Minors

                     Act
                        -----------------------------------------
                                         (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

For value received,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- Shares

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                      ----------------------------------------------------------

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Attorney to transfer the said Stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated
      --------------------------------   ---------------------------------------
                                                        Signature

                                         ---------------------------------------
                                         THE SIGNATURES TO THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATEVER.


           BANKNOTE CORP. OF AMERICA  WALL ST.  1-711039942 Prect #1
                      Cell Pathways, Inc.  11/26/97 JL/ALW